UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2015

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On October 21, 2015, the Boston Regional Office of the Securities and Exchange Commission (“SEC”) notified InVivo Therapeutics Holdings Corp. (the “Company”) by letter dated October 15, 2015 that it has concluded its investigation of the Company, which, as the Company previously disclosed, sought information concerning statements related to the timing and completion of the clinical study of the Neuro-Spinal Scaffold™.  The SEC said that it does not intend to recommend an enforcement action against the Company.  Copies of the Company’s press release dated October 22, 2015 and the SEC’s letter are furnished as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

99.1	Press release dated October 22, 2015.

99.2	Letter from the United States Securities and Exchange Commission, Boston Regional Office, dated October 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: October 22, 2015	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated October 22, 2015.

99.2	Letter from the United States Securities and Exchange Commission, Boston Regional Office, dated October 15, 2015.